CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY - 6 months ended Jun. 30, 2016 - USD ($)	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]
Beginning Balance at Dec. 31, 2015	$ 48,719,525	$ 18,340,894	$ 87,018,764	$ 156,480	$ (56,796,613)
Beginning Balance (in shares) at Dec. 31, 2015		1,177,693,383
Stock-based compensation	1,622,211	$ 0	1,622,211	0	0
Dissolution of subsidiary	27,377	0	27,377	0	0
Foreign Currency Translation Loss	(348,353)	0	0	(348,353)	0
Net Loss	(9,436,762)	0	0	0	(9,436,762)
Ending Balance at Jun. 30, 2016	$ 40,583,998	$ 18,340,894	$ 88,668,352	$ (191,873)	$ (66,233,375)
Ending Balance (in shares) at Jun. 30, 2016		1,177,693,383